METROPOLITAN SERIES FUND

SUPPLEMENT DATED DECEMBER 20, 2016

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016, AS SUPPLEMENTED

MET/ARTISAN MID CAP VALUE PORTFOLIO

Effective immediately, Scott Satterwhite no longer serves as a Portfolio Manager of the Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), a series of Metropolitan Series Fund. In the section entitled “Appendix C—Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that Scott Satterwhite no longer serves as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE